UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2021

CENTERSPACE
(Exact name of Registrant as specified in its charter)

North Dakota	001-35624	45-0311232
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3100 10th Street SW, Post Office Box 1988, Minot, ND 58702-1988
(Address of principal executive offices) (Zip code)

(701) 837-4738
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest, no par value	CSR	New York Stock Exchange
Series C Cumulative Redeemable Preferred Shares	CSR -PRC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Master Credit Facility Agreement
On September 1, 2021, certain wholly-owned indirect subsidiaries (the “SPE Borrowers”) of Centerspace (the “Company”) entered into a certain Master Credit Facility Agreement (the “MCFA”) with Walker & Dunlop, LLC (“Walker & Dunlop”).

Please see Item 2.03 below for a description of the MCFA. The information set forth under Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Amendment to Limited Partnership Agreement
In connection with the issuance and sale of POP Units (as defined below) as part of the consideration for the transactions described in Item 2.01, Centerspace, LP (the “Partnership”) amended its Limited Partnership Agreement on September 1, 2021 to issue a new class of Series E Preferred Operating Partnership Units (“POP Units”). The Pop Units have a 3.875% coupon and are convertible, at the holder’s option, into common units of the Partnership (“Common Units”) at an exchange rate of 1 POP Unit to 1.2048 Common Units, subject to certain limitations and conditions

The foregoing description of the Amendment to Limited Partnership Agreement is qualified in its entirety by reference to the full text of the Amendment to Limited Partnership Agreement, a copy of which is filed as Exhibit 10.1, and which is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

As previously disclosed, on June 3, 2021, the Partnership, the operating partnership of the Company, entered into certain Contribution Agreements (each, a “Contribution Agreement” and collectively, the “Contribution Agreements”) with certain entities managed by KMS Management (each such entity, a “Seller” and collectively, the “Sellers”) under which the Partnership would acquire 17 communities (19 real estate assets), subject to approximately $126.5 million in liabilities, for $197.3 million. The Sellers were paid in the form of POP Units. On September 1, 2021, the parties consummated the transactions set forth in the Contribution Agreements.

The Company does not have any material relationship with KMS Management or its subsidiaries, including the Sellers, outside of the ordinary course of business, other than in respect of the transactions contemplated by the Contribution Agreements.

The foregoing description of the Contribution Agreements is qualified in its entirety by reference to the full text of the Contribution Agreements, a form of which was filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 3, 2021, and which is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Under the MCFA, Walker & Dunlop has agreed to provide loans to the SPE Borrowers in an aggregate amount of fixed advances of $198,850,000 for purposes of financing certain multifamily residential properties (the “Properties”) purchased pursuant to the Contribution Agreements. The Company anticipates that Walker & Dunlop will assign the MCFA to Fannie Mae. The Partnership is obligated on a non-recourse basis with respect to the obligations under the MCFA. The SPE Borrowers are obligated on a recourse basis with respect to the obligations under the MCFA, and the MCFA is secured by mortgages on the Properties granted by the SPE Borrowers. The notes issued pursuant to the MCFA are interest-only, have varying maturity dates of 84, 120 and 144 months, and a blended, weighted average interest rate of 2.76%. Certain customary prepayment premiums apply in the event of a prepayment of the loans.

Effective September 1, 2021, a certain wholly-owned indirect subsidiary of the Company (“Palisades”) assumed a certain $20,000,000 note pursuant to a certain Assumption Agreement and Amendment to Loan Documents (the “Assumption Agreement”) in favor of Minnesota Life Insurance Company. Centerspace, Inc., wholly-owned by the Company, is a recourse guarantor of the obligations of such Assumption Agreement. Pursuant to the terms of the Assumption

Agreement, the obligations assumed thereunder are secured by a mortgage on the property acquired by Palisades under a Contribution Agreement.
The foregoing descriptions of the MCFA and the Assumption Agreement are qualified in their entirety by reference to the full text of the MCFA and Assumption Agreement, copies of which are filed as Exhibit 10.3 and 10.4, respectively, to this Current Report on Form 8-K.

Item 3.02. Unregistered Sale of Equity Securities.

Pursuant to the Contribution Agreements discussed in Item 2.01, the Partnership issued POP Units on September 1, 2021 to pay the Sellers for the acquired property. The securities described in this Item 3.02 were offered and sold in reliance upon exemptions from registration pursuant to Section 4(a)(2) under the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D promulgated thereunder. Each of the offerings was made to an “accredited investor” (as defined by Rule 501 under the Securities Act). The Company relied on this exemption from registration based in part on the representations made by the Sellers, including the representations with respect to their status as accredited investors, as such term is defined in Rule 501(a) of the Securities Act, and their investment intent.
The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 7.01. Regulation FD Disclosure.

On September 2, 2021, the Company issued a press release. Pursuant to Item 7.01 of Form 8-K, a copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 and Item 9.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of such section, nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The financial statements required by this item will be filed by amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information

The pro forma financial information required by this item will be filed by amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

Assumption Agreement and Amendment to Loan Documents, dated as of September 1, 2021, among CSR – Palisades, LLC, Minnesota Life Insurance Company and Palisades Limited Partnership

Exhibit
Number	Description
10.1	Amendment to Limited Partnership Agreement of the Partnership, dated September 1, 2021
10.2	Form of Contribution Agreement (incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 3, 2021)
10.3	Master Credit Facility, dated as of September 1, 2021, among certain wholly-owned indirect subsidiaries of Centerspace and Walker & Dunlop, LLC
10.4	Assumption Agreement and Amendment to Loan Documents, dated as of September 1, 2021, among CSR – Palisades, LLC, Minnesota Life Insurance Company and Palisades Limited Partnership
99.1	Press Release dated September 2, 2021
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL Document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Centerspace

	By	/s/ Mark O. Decker, Jr.
Mark O. Decker, Jr.
Date: September 2, 2021		President and Chief Executive Officer